SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported):  May 17, 2006
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                        Rush Financial Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

            Texas                       000-24057                78-1847108
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

                  13355 Noel Road, Suite 300, Dallas, TX 75240
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: 972-450-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets

         On May 17, 2006, pursuant to an Agreement dated and executed March 30, 2006 (the "Agreement") between Rush Financial Technologies, Inc. ("Rush") and TAL Financial Technologies LLC, ("TAL"), Rush completed the acquisition of all the membership interest of Terra Nova Trading, LLC, Market Wise Securities, LLC, and Market Wise Stock Trading School, LLC. Rush expects to issue approximately $35,000,000 of convertible, non-cumulative preferred stock and warrants in exchange for the cash raised in connection with the acquisition. The preferred stock will be converted into Rush's common stock following shareholder approval and the amendment of Rush's Articles of Incorporation to increase the number of authorized shares of common stock. The conversion rate of 6,667 shares of common stock for each share of preferred stock will result in the issuance of approximately 240,000,000 shares of common stock. Five year warrants for an additional 120,000,000 shares of common stock with an exercise price of $0.30 per share will be issued in connection with the offering. The purchase price of the acquisition was $25,000,000. The remainder of the funds, net of offering and acquisition related expenses, will provide for additional working capital and broker dealer net capital. The acquisition will be accounted for as a business combination. The assets acquired and liabilities assumed will be recorded at their fair values as of the date of closing.

Item 7.01  Regulation FD Disclosure

         On May 22, 2006, the Registrant issued a press release announcing the consummation of the acquisition of Terra Nova Trading, LLC and affiliated companies. Such press release is contained in Exhibit 99.1 hereto, which is being furnished, and shall not be deemed to be "filed", with the SEC. Such exhibit shall not be incorporated by reference into any filing of the Registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 9.01  Financial Statements and Exhibits

         (a) Financial Statements of Business Acquired.

         The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

         (b) Pro Forma Financial Information.

         The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

         (c) Exhibits.

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 Exhibit #                            Description                        Page #
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   99.1     Press release dated May 22, 2006 announcing the                4
            consummation of the acquisition of the membership interest of Terra Nova Trading, LLC, Market Wise Securities, LLC and Market Wise Stock Trading School, LLC.
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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               RUSH FINANCIAL TECHNOLOGIES, INC.
                               (Registrant)

Date:  May 22, 2006            By: /s/ Dewey M. Moore, Jr.
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                               Dewey M. Moore, Jr.
                               Chief Executive Officer















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